UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2019

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTNpA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTNpB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTNpC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company today announced that Marc Pearlin, Senior Vice President and General Counsel, will be retiring at the end of the year after 33 years of dedicated and loyal service to the Company.
We are pleased to announce that Carla Heiss will be joining Triton December 1st as Senior Vice President, General Counsel & Secretary and report to Brian M. Sondey, Chairman and CEO.  "We would like to thank Marc for all his hard work and many accomplishments for Triton/TAL/Transamerica, and wish him well in retirement," Mr. Sondey said, "We are excited for Carla to join the Triton senior team. Carla's a seasoned lawyer that has worked for a global Fortune 500 public company for many years and brings substantial corporate and financial transaction experience."
About Carla Heiss
Carla previously spent 16 years at Bunge Limited, with her most recent role as Deputy General Counsel and Secretary. Prior to Bunge, Carla spent nine years with the law firm of Shearman & Sterling LLP where she was a member of the capital markets and international finance practice groups.  Carla has an undergraduate degree from Cornell University and a law degree from The George Washington University Law School.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

99.1        Press release issued by Triton International Limited dated November 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Date: November 22, 2019	By:	/s/ John Burns
	Name:	John Burns
	Title:	Chief Financial Officer